UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 8, 2006

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



        North Carolina                1-13408                    56-1362926
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)
        Registrant's Telephone Number, Including Area Code (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01. Regulation FD Disclosure

     On June 8, 2006, Digital Recorders, Inc. announced it has been working with Vossloh Information Technologies Karlsfeld GmbH (Vossloh IT) of Germany to introduce new electronic ink (E Ink(R)) display systems to the U.S. transit market, which will be marketed through the Company's TwinVision na, Inc. (TVna) business unit in Research Triangle Park, N.C.

     In the same press release, the Company noted that, according to the American Public Transportation Association, the U.S. House of Representatives has fully funded the FY2007 transit program at a record level and added $50 million to transit security funding in the Homeland Security Bill.

     In the same press release, the Company also noted that its backlog of orders and revenue trend are increasing.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01. Financial Statements and Exhibits

(a)  Exhibits.

     99.1       Press release dated June 8, 2006.







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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DIGITAL RECORDERS, INC.


Date: June 8, 2006                             By:  /s/ DAVID N. PILOTTE
                                                    ----------------------------
                                                    David N. Pilotte
                                                    Chief Financial Officer










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INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

 99.1           Press release dated June 8, 2006.